Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Second Quarter Earnings Including TransFirst

COLUMBUS, Ga., July 26, 2016 — TSYS (NYSE: TSS) today reported results for the second quarter of 2016.

Highlights for the second quarter of 2016 include:

●	Total revenues were $1.2 billion, an increase of 66.3% over last year’s $692.7 million.

●	Net revenue, which excludes reimbursable items, interchange and assessment expense, was $794.9 million, an increase of 27.8% over last year’s $622.1 million.

●	GAAP net income attributable to TSYS common shareholders, which includes the expenses of closing the TransFirst acquisition during the quarter, was $69.7 million, a decrease of 15.9% from last year’s $82.8 million. GAAP basic earnings per share (EPS) were $0.38 per share, a decrease of 15.8% from last year’s $0.45.

●	Adjusted EBITDA was $274.0 million, an increase of 32.7% over last year’s $206.5 million. Adjusted earnings were $135.4 million, an increase of 27.8% over last year’s $106.0 million. Adjusted EPS was $0.74, an increase of 27.9% over last year’s $0.58.

●	Cash of $125 million was deployed for accelerated repayments on our bank credit facility.

“We are extremely pleased with the outstanding operational and financial performance for the second quarter as we continue to deliver on our strategic plan. All four segments achieved net revenue growth on a constant currency basis and our consolidated adjusted operating margin expanded by 202 basis points,” said M. Troy Woods, chairman and chief executive officer of TSYS.

“We are also pleased to report that the integration of our TransFirst acquisition this quarter is going very well. TransFirst, along with our legacy merchant business, gives us a commanding leadership position in the merchant acquiring market on which we intend to capitalize,” said Woods.

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TSYS Reports Second Quarter Earnings Including TransFirst

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, July 26. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 9 to 12 of this release.

About TSYS

TSYS® (NYSE: TSS) unlocks opportunities in payments for payment providers, businesses and consumers. Our headquarters are in Columbus, Georgia, USA, and we operate in more than 80 countries with local offices across the Americas, EMEA and Asia-Pacific.

We provide seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management — delivered through partnership and expertise. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our industry is changing every day — and we’re leading the way toward the payments of tomorrow. We routinely post all important information on our website. For more, visit us at tsys.com.

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TSYS Reports Second Quarter Earnings Including TransFirst

Forward-Looking Statements

  This press release and related presentations may contain “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the risks described in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We disclaim any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

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TSYS Announces Second Quarter 2016 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Percent Change	2016	2015	Percent Change
Total revenues	$1,151,587	692,652	66.3%	$1,890,965	1,354,808	39.6%

Cost of services	837,660	459,960	82.1	1,318,216	909,676	44.9
Selling, general and administrative expenses	178,106	102,090	74.5	285,241	192,034	48.5

Total expenses	1,015,766	562,050	80.7	1,603,457	1,101,710	45.5

Operating income	135,821	130,602	4.0	287,508	253,098	13.6

Nonoperating expenses	(30,061)	(10,209)	nm	(52,501)	(19,418)	nm

Income before income taxes, noncontrolling interests and equity in income of equity investments	105,760	120,393	(12.2)	235,007	233,680	0.6
Income taxes	40,290	41,597	(3.1)	83,719	81,379	2.9

Income before noncontrolling interests and equity in income of equity investments	65,470	78,796	(16.9)	151,288	152,301	(0.7)
Equity in income of equity investments, net of tax	6,278	4,579	37.1	12,868	9,973	29.0

Net income	71,748	83,375	(13.9)	164,156	162,274	1.2
Net income attributable to noncontrolling interests	(2,040)	(536)	nm	(3,820)	(1,680)	nm

Net income attributable to TSYS common shareholders	$69,708	82,839	(15.9)%	$160,336	160,594	(0.2)%

Earnings per share (EPS):
Basic EPS	$0.38	0.45	(15.8)%	$0.87	0.87	0.2%

Diluted EPS	$0.38	0.45	(15.7)%	$0.87	0.87	0.4%

Weighted average shares outstanding: (includes participating securities)
Basic	183,724	183,829		183,489	184,153

Diluted	184,598	185,020		184,336	185,299

Dividends declared per share	$0.10	0.10		$0.20	0.20

Non-GAAP measures:
Net revenue	$794,937	622,084	27.8%	$1,466,581	1,217,868	20.4%

Adjusted EPS from continuing operations	$0.74	0.58	27.9%	$1.40	1.11	25.5%

Adjusted EBITDA	$274,032	206,537	32.7%	$504,862	399,991	26.2%

nm = not meaningful

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TSYS Announces Second Quarter 2016 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2016	2015	$	%	2016	2015	$	%
Total revenues	$1,151,587	692,652	458,935	66.3%	$1,890,965	1,354,808	536,157	39.6%
Less reimbursable items	66,137	70,568	(4,431)	(6.3)	133,871	136,940	(3,069)	(2.2)
Less interchange & assessments expense	290,513	—	290,513	na	290,513	—	290,513	na

Net revenue	$794,937	622,084	172,853	27.8%	$1,466,581	1,217,868	248,713	20.4%

Net revenue (by segment):
North America Services	$297,168	287,199	9,969	3.5%	$600,809	553,418	47,391	8.6%
International Services	81,771	83,857	(2,086)	(2.5)	157,125	157,587	(462)	(0.3)
Merchant Services	261,467	117,868	143,599	nm	382,079	228,266	153,813	67.4
NetSpend	162,620	141,621	20,999	14.8	347,613	296,695	50,918	17.2
Intersegment revenues	(8,089)	(8,461)	372	4.4	(21,045)	(18,098)	(2,947)	(16.3)

Net revenue from external customers	$794,937	622,084	172,853	27.8%	$1,466,581	1,217,868	248,713	20.4%

Depreciation and amortization:
North America Services	$27,442	24,468	2,974	12.2%	$54,925	47,532	7,393	15.6%
International Services	8,207	8,628	(421)	(4.9)	16,343	17,406	(1,063)	(6.1)
Merchant Services	6,806	4,446	2,360	53.1	11,856	8,723	3,133	35.9
NetSpend	3,116	2,622	494	18.8	6,225	4,915	1,310	26.7

Segment depreciation and amortization	45,571	40,164	5,407	13.5	89,349	78,576	10,773	13.7
Acquisition intangible amortization	58,486	22,852	35,634	nm	81,407	46,718	34,689	74.3
Corporate admin and other	912	889	23	2.6	1,796	1,426	370	25.9

Total depreciation and amortization	$104,969	63,905	41,064	64.3%	$172,552	126,720	45,832	36.2%

Adjusted segment operating income:
North America Services	$112,737	108,385	4,352	4.0%	$237,525	210,956	26,569	12.6%
International Services	15,751	13,353	2,398	18.0	26,040	20,336	5,704	28.0
Merchant Services	89,915	40,690	49,225	nm	128,272	74,805	53,467	71.5
NetSpend	42,481	36,442	6,039	16.6	84,682	71,909	12,773	17.8

Total adjusted segment operating income	260,884	198,870	62,014	31.2	476,519	378,006	98,513	26.1
Acquisition intangible amortization	(58,486)	(22,852)	(35,634)	nm	(81,407)	(46,718)	(34,689)	(74.3)
TransFirst M&A operating expenses	(20,676)	—	(20,676)	na	(24,078)	—	(24,078)	na
Share-based compensation	(12,566)	(12,030)	(536)	(4.5)	(20,724)	(20,173)	(551)	(2.7)
Corporate admin and other	(33,335)	(33,386)	51	0.2	(62,802)	(58,017)	(4,785)	(8.2)

Operating income	$135,821	130,602	5,219	4.0%	$287,508	253,098	34,410	13.6%

nm = not meaningful

na = not applicable

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TSYS Announces Second Quarter 2016 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	June 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$465,319	389,328
Accounts receivable, net	396,693	314,705
Other current assets	147,419	154,199

Total current assets	1,009,431	858,232
Goodwill	3,252,118	1,545,424
Other intangible assets, net	1,002,589	328,320
Property, equipment and software, net	746,133	694,968
Other long term assets	466,762	450,951

Total assets	$6,477,033	3,877,895

Liabilities
Current liabilities:
Accounts payable	$34,428	52,213
Notes payable and capital leases	49,085	53,546
Other current liabilities	279,972	233,173

Total current liabilities	363,485	338,932
Bonds payable, notes payable and capital leases, excluding current portion	3,600,154	1,377,541
Deferred tax liability	411,532	192,445
Other long-term liabilities	93,135	96,885

Total liabilities	4,468,306	2,005,803

Redeemable noncontrolling interest	23,299	23,410

Equity
Shareholders’ equity	1,985,428	1,843,018
Noncontrolling interests in consolidated subsidiaries	—	5,664

Total equity	1,985,428	1,848,682

Total liabilities and equity	$6,477,033	3,877,895

Note: TSYS adopted Accounting Standards Update (ASU) 2015-03 “Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Cost” on January 1, 2016. This ASU requires TSYS to present debt issuance costs in the balance sheet as a direct deduction from the carrying amount of the corresponding debt liability, consistent with debt discounts. All prior periods presented have been restated for this ASU.

TSYS also adopted ASU 2015-17 “Income Taxes (Topic 740), Balance Sheet Classification of Deferred Taxes” on January 1, 2016. This ASU requires the classification of all deferred tax assets and liabilities as noncurrent on the balance sheet instead of separating deferred taxes into current and noncurrent amounts. All prior periods presented have been restated for this ASU.

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TSYS Announces Second Quarter 2016 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net income	$164,156	162,274
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(12,868)	(9,973)
Dividends received from equity investments	808	984
Depreciation and amortization	172,552	126,720
Amortization of debt issuance costs	11,451	917
Share-based compensation	20,724	20,173
Deferred income tax expense(benefit)	18,520	(12,954)
Other noncash adjustments	21,764	21,401
Changes in operating assets and liabilities	(56,227)	(24,249)

Net cash provided by operating activities	340,880	285,293
Net cash used in investing activities	(2,428,856)	(97,512)
Net cash provided by (used in) financing activities	2,169,545	(126,244)
Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(5,578)	(1,342)

Net increase in cash and cash equivalents	75,991	60,195
Cash and cash equivalents at beginning of period	389,328	289,183

Cash and cash equivalents at end of period	$465,319	349,378

Supplemental - Non-GAAP:
Net cash provided by operating activities	$340,880	285,293
Capital expenditures	(81,807)	(96,552)

Free cash flow	$259,073	188,741

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TSYS Announces Second Quarter 2016 Earnings

TSYS

Supplemental Information

(unaudited)

Other

Accounts on File (AOF):

	Total Accounts on File
(in millions)	At June 2016	At June 2015	% Change
Consumer	425.3	400.5	6.2
Commercial	47.0	44.0	7.1
Other	28.8	24.0	19.6

Traditional AOF	501.1	468.5	7.0
Prepaid*/Stored Value	79.5	133.1	(40.3)
Government Services	84.6	77.1	9.8
Commercial Card Single Use	76.9	72.7	5.8

Total AOF	742.1	751.4	(1.2)

*	Prepaid does not include NetSpend accounts

Growth in Accounts on File (in millions):

	June 2015 to June 2016	June 2014 to June 2015
Beginning balance	751.4	572.7
Change in accounts on file due to:
Internal growth of existing clients	51.8	42.4
New clients	32.9	166.1
Purges/Sales	(24.0)	(29.3)
Deconversions	(70.0)	(0.5)

Ending balance	742.1	751.4

Segment data:

	Three Months Ended June 30,
			Change
	2016	2015	Inc/(Dec)%
North America Segment:
Transactions (in millions)	4,326.6	4,042.2	284.4	7.0%

International Segment:
Transactions (in millions)	658.5	613.9	44.6	7.3%

Merchant Segment:
Point-of-sale transactions (in millions)	1,159.5	1,089.4	70.1	6.4%
Dollar sales volume (in millions)	$28,560.8	$12,314.8	$16,246.0	131.9%

NetSpend Segment:
Gross dollar volume (in millions)	$6,614.7	$5,531.0	$1,083.7	19.6%

	Six Months Ended June 30,
			Change
	2016	2015	Inc/(Dec)%
North America Segment:
AOF (in millions)	660.9	677.5	(16.6)	(2.5)%
Traditional AOF (in millions)	435.1	405.4	29.7	7.3%
Transactions (in millions)	8,296.2	7,353.0	943.2	12.8%

International Segment:
AOF (in millions)	81.3	73.9	7.4	10.0%
Traditional AOF (in millions)	66.0	63.1	3.0	4.7%
Transactions (in millions)	1,276.9	1,185.9	91.0	7.7%

Merchant Segment:
Point-of-sale transactions (in millions)	2,250.4	2,074.0	176.4	8.5%
Dollar sales volume (in millions)	$40,344.2	$23,616.4	$16,727.8	70.8%

NetSpend Segment:
Gross dollar volume (in millions)	$15,776.2	$13,191.7	$2,584.5	19.6%

Direct deposit 90-day active cards (in thousands)	2,192.5	1,879.8	312.7	16.6%
90-day active cards (in thousands)	4,448.8	3,885.1	563.7	14.5%
% of 90-day active cards with direct deposit	49.3%	48.4%

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TSYS Announces Second Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents second quarter 2016 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total revenues grew 40.4% as compared to a reported GAAP increase of 39.6%.

The schedules below also provide a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted EPS.

The schedules below provide a reconciliation of total revenues to net revenue. Net revenue is defined as total revenues less reimbursable items (such as postage), as well as, merchant acquiring interchange and assessment fees charged by the card associations or payment networks that are recorded by TSYS as expense.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

The schedules also provide a reconciliation of net income, adjusted for income from discontinued operations, equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Second Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Percent Change	2016	2015	Percent Change
Consolidated
Constant currency (1)	$1,157,633	692,652	67.1%	$1,902,607	1,354,808	40.4%
Foreign currency impact (2)	(6,046)	—		(11,642)	—

Total revenues	$1,151,587	692,652	66.3%	$1,890,965	1,354,808	39.6%

Constant currency (1)	$800,586	622,084	28.7%	$1,477,432	1,217,868	21.3%
Foreign currency impact (2)	(5,649)	—		(10,851)	—

Net revenue	$794,937	622,084	27.8%	$1,466,581	1,217,868	20.4%

Constant currency (1)	$137,848	130,602	5.5%	$290,629	253,098	14.8%
Foreign currency impact (2)	(2,027)	—		(3,121)	—

Operating income	$135,821	130,602	4.0%	$287,508	253,098	13.6%

International Services
Constant currency (1)	$93,549	89,618	4.4%	$180,160	169,420	6.3%
Foreign currency impact (2)	(6,040)	—		(11,578)	—

Total revenues	$87,509	89,618	(2.4)%	$168,582	169,420	(0.5)%

Constant currency (1)	$87,413	83,857	4.2%	$167,911	157,587	6.6%
Foreign currency impact (2)	(5,642)	—		(10,786)	—

Net revenue	$81,771	83,857	(2.5)%	$157,125	157,587	(0.3)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Total revenues	$1,151,587	692,652	66.3%	$1,890,965	1,354,808	39.6%
Less reimbursable items	66,137	70,568	(6.3)	133,871	136,940	(2.2)
Less interchange & assessments expense	290,513	—	na	290,513	—	na

Net revenue	$794,937	622,084	27.8%	$1,466,581	1,217,868	20.4%

na = not applicable

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TSYS Announces Second Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Percent Change	2016	2015	Percent Change
Income from continuing operations attributable to TSYS common shareholders	$69,708	82,839	(15.9)%	$160,336	160,594	(0.2)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$58,210	22,576	nm	80,855	46,167	75.1
Add: Share-based compensation	12,557	12,024	4.4	20,707	20,167	2.7
Add: TransFirst M&A expenses*	20,676	—	na	33,859	—	na
Less: Tax impact of adjustments**	(25,735)	(11,484)	nm	(39,631)	(22,016)	(80.0)

Adjusted earnings	$135,416	105,955	27.8%	$256,126	204,912	25.0%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.38	0.45	(15.8)%	$0.87	0.87	0.2%

Adjusted EPS	$0.74	0.58	27.9%	$1.40	1.11	25.5%

Weighted average shares outstanding	183,724	183,829		183,489	184,153

*	Costs associated with the TransFirst acquisition and integration which are included in selling, general and administative expenses and nonoperating expenses.
**	Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisition.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Percent Change	2016	2015	Percent Change
Net income	$71,748	83,375	(13.9)%	$164,156	162,274	1.2%
Adjust for:
Deduct: Equity in income of equity investments	(6,278)	(4,579)	(37.1)	(12,868)	(9,973)	(29.0)
Add: Income taxes	40,290	41,597	(3.1)	83,719	81,379	2.9
Add: Nonoperating expense	30,061	10,209	nm	52,501	19,418	nm
Add: Depreciation and amortization	104,969	63,905	64.3	172,552	126,720	36.2

EBITDA	$240,790	194,507	23.8%	$460,060	379,818	21.1%
Adjust for:
Add: Share-based compensation	12,566	12,030	4.5	20,724	20,173	2.7
Add: TransFirst M&A expenses*	20,676	—	na	24,078	—	na

Adjusted EBITDA	$274,032	206,537	32.7%	$504,862	399,991	26.2%

*	Costs associated with the TransFirst acquisition and integration which are included in selling, general and administative expenses.

nm = not meaningful

na = not applicable

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TSYS Announces Second Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Segment Operating Margin and Consolidated Adjusted Operating Margin

(unaudited)

(in thousands)

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
	Adjusted Segment Operating Income	Net Revenue	Adjusted Operating Margin	Adjusted Segment Operating Income	Net Revenue	Adjusted Operating Margin
North America Services	$112,737	297,168	37.94%	$108,385	287,199	37.74%
International Services	15,751	81,771	19.26	13,353	83,857	15.92
Merchant Services	89,915	261,467	34.39	40,690	117,868	34.52
NetSpend	42,481	162,620	26.12	36,442	141,621	25.73
Intersegment	—	(8,089)		—	(8,461)
Corporate admin and other	(33,335)			(33,386)

Subtotal	$227,549	794,937	28.62%	$165,484	622,084	26.60%
Acquisition intangible amortization	(58,486)			(22,852)
TransFirst M&A expenses*	(20,676)			—
Share-based compensation	(12,566)			(12,030)

Operating income and margin**	$135,821	794,937	17.09%	$130,602	622,084	20.99%
Reimbursable items		66,137			70,568
Interchange and assessments		290,513			—

Operating income and margin (US GAAP)	$135,821	1,151,587	11.79%	$130,602	692,652	18.86%

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
	Adjusted Segment Operating Income	Net Revenue	Adjusted Operating Margin	Adjusted Segment Operating Income	Net Revenue	Adjusted Operating Margin
North America Services	$237,525	600,809	39.53%	$210,956	553,418	38.12%
International Services	26,040	157,125	16.57	20,336	157,587	12.90
Merchant Services	128,272	382,079	33.57	74,805	228,266	32.77
NetSpend	84,682	347,613	24.36	71,909	296,695	24.24
Intersegment	—	(21,045)		—	(18,098)
Corporate admin and other	(62,802)			(58,017)

Subtotal	$413,717	1,466,581	28.21%	$319,989	1,217,868	26.27%
Acquisition intangible amortization	(81,407)			(46,718)
TransFirst M&A expenses*	(24,078)			—
Share-based compensation	(20,724)			(20,173)

Operating income and margin**	$287,508	1,466,581	19.60%	$253,098	1,217,868	20.78%
Reimbursable items		133,871			136,940
Interchange and assessments		290,513			—

Operating income and margin (US GAAP)	$287,508	1,890,965	15.20%	$253,098	1,354,808	18.68%

*	Costs associated with the TransFirst acquisition and integration which are included in selling, general and administative expenses.
**	Operating margin on net revenue.

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